    As filed with the Securities and Exchange Commission on January 26, 1996
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                             FILE NUMBER 811-05908

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[x]      Filed by the Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[x]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                  John Hancock Patriot Premium Dividend Fund II
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

  [x]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
           14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

  (1)      Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

  (2)      Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth, the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
  (4)      Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
  (5)      Total fee paid:
-------------------------------------------------------------------------------
  [ ]      Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------
  [ ]      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)      Amount Previously Paid:
-------------------------------------------------------------------------------
  (2)      Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
  (3)      Filing Party:
-------------------------------------------------------------------------------
  (4)      Date Filed:
-------------------------------------------------------------------------------

JOHN HANCOCK FUNDS
A Global Investment Management Firm
--------------------------------------------------------------------------------
                                                           101 Huntington Avenue
                                                Boston, Massachusetts 02199-7603



JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND


                                                                January 26, 1996

Dear Fellow Shareholder:

Joint annual meetings of shareholders of each Fund will be held on March 7, 1996.

Two proposals are proposed for action by shareholders of each Fund, with the shareholders of each Fund voting separately. Both of the proposals, as set forth in the enclosed proxy statement, are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to a Fund's investment objectives, policies or restrictions, or to the investment management contracts.

For each Fund, proposal number one concerns the election of five Trustees to serve until their respective successors are elected and qualified. Each nominee for election is currently serving as a Trustee of the Funds. The biographies of the Trustees are included in the proxy statement. We invite you to acquaint yourself with these individuals.

For each Fund, proposal number two concerns the ratification or rejection of the Trustees' selection of Arthur Andersen, LLP as each Fund's independent accountants for the current fiscal year. Arthur Andersen, LLP has been each Fund's independent accountant since each Fund's inception.

YOUR VOTE IS REQUIRED
Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage paid return envelope has been provided. A prompt response will avoid the cost to the Funds and you of additional mailings.

If you have any questions, please call John Hancock Funds toll free at 1-800-843-0090.

Thank you in advance for your prompt action on this very important matter.

                                            Sincerely,

                                        /s/ Edward J. Boudreau, Jr.

                                            Edward J. Boudreau, Jr.
                                            Chairman and Chief Executive Officer

POPXL 1/96
--------------------------------------------------------------------------------
John Hancock Advisers, Inc. o John Hancock Funds, Inc.* o John Hancock Investor Services Corporation o The Patriot Group, Inc. John Hancock Advisers International, Ltd. o NM Capital Management, Inc. o Sovereign Asset Management Corporation *Member of National Association of Securities Dealers, Inc.

                                                               [Hancock Logo]
                                                             Financial Services

                 JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                  JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                  JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                 JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MARCH 7, 1996

To the Shareholders of:
    John Hancock Patriot Premium Dividend Fund I
    John Hancock Patriot Premium Dividend Fund II
    John Hancock Patriot Select Dividend Trust
    John Hancock Patriot Global Dividend Fund
    John Hancock Patriot Preferred Dividend Fund

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of each of John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Premium Dividend Fund II, John Hancock Patriot Select Dividend Trust, John Hancock Patriot Global Dividend Fund and John Hancock Patriot Preferred Dividend Fund (each, a "Fund" and collectively, the "Funds"), each an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held at the office of the Funds, 101 Huntington Avenue, 2nd Floor, Boston, Massachusetts 02199, on Thursday, March 7, 1996 at 9:00 a.m., Boston time, for the following purposes:

    (1) (For each Fund) To elect five Trustees to serve until their respective successors are duly elected and qualified;

    (2) (For each Fund) To ratify or reject the Trustees' selection of Arthur Andersen, LLP as the Fund's independent public accountants for the Fund's current fiscal year; and

    (3) (For each Fund) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     THE BOARDS OF TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS

    Shareholders of record of each Fund as of the close of business on January 10, 1996 are entitled to notice of and to vote at the annual meeting of that Fund and at any and all adjournments thereof.

                                        By Order of the Boards of Trustees,



                                        Thomas H. Drohan
                                        Senior Vice President and Secretary
Dated:  January 26, 1996
        Boston, Massachusetts

WHETHER OR NOT YOU CAN ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

P00PX 1/96

                 JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                  JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                  JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                 JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 7, 1996

                               PROXY STATEMENT

    This Proxy Statement is furnished to shareholders of each of the following Patriot Funds (collectively, the "Funds") in connection with the solicitation of proxies by the Boards of Trustees for use at the Annual Meeting of Shareholders of each Fund to be held on Thursday, March 7, 1996 at 9:00 a.m. (Boston time), and at any and all adjournments thereof (the "Meeting"):

    * John Hancock Patriot Premium Dividend Fund I ("Premium Dividend I");
    * John Hancock Patriot Premium Dividend Fund II ("Premium Dividend II");
    * John Hancock Patriot Select Dividend Trust ("Select Dividend");
    * John Hancock Patriot Global Dividend Fund ("Global Dividend"); and
    * John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend").

    The Meeting will be held at the principal offices of the Funds, 101 Huntington Avenue, 2nd Floor, Boston, Massachusetts. The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed form of the proxy will first be mailed to shareholders of the Funds on or about January 26, 1996. EACH FUND'S ANNUAL REPORT FOR ITS 1995 FISCAL YEAR AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED FREE OF CHARGE BY WRITING JOHN HANCOCK FUNDS, INC., P.O. BOX 9116, BOSTON, MASSACHUSETTS 02205-9116 OR BY CALLING 1-800-843-0090.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR the election of the nominees as Trustees and FOR the ratification of the selection of independent public accountants. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Funds or by delivering a duly executed proxy bearing a later date prior to the time of the Meeting. Any shareholder who has executed a proxy but is present at the Meeting and who wishes to vote in person may revoke his or her proxy by notifying the Secretary of the Funds (without complying with any formalities) at any time before it is voted. Presence at the Meeting alone will not serve to revoke a previously executed and returned proxy.

RECORD OWNERSHIP
    The Trustees have fixed the close of business on January 10, 1996 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. As of the record date, the following number of shares of beneficial interest of the Funds were outstanding:


FUND                                     COMMON SHARES       PREFERRED SHARES*
------------------------------------------------------------------------------
Premium Dividend I                         14,821,140              685
Premium Dividend II                        15,002,724            1,000
Select Dividend                             9,885,027              700
Global Dividend                             8,344,700              600
Preferred Dividend                          7,257,200              525

------------
*The Preferred Shares of Premium Dividend I, Premium Dividend II and Global
 Dividend are commonly referred to as Dutch Auction Rate Transferable Securities ("DARTSsm ()"), a service mark of Solomon Brothers Inc. The Preferred Shares of Select Dividend are commonly referred to as Auction Market Preferred Shares ("AMPS(R)"), a registered trade mark of Merrill Lynch & Co., Inc.

    No person within the knowledge of management of the Funds beneficially owned more than 5% of either class of any Fund's shares of beneficial interest outstanding as of the record date. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.) As of the record date, Cede & Co., as nominee for Depository Trust Company, held of record 11,898,929; 13,131,037; 8,531,567; 7,705,760 and 6,322,980 Common Shares
of Premium Dividend I, Premium Dividend II, Select Dividend, Global Dividend and Preferred Dividend, respectively. As of the record date, Depository Trust Company held of record all of the Preferred Shares of each Fund.

SUMMARY OF VOTING ON PROPOSALS
    Although the Meetings of the Funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each Fund will vote separately as to proposals affecting their Fund. Voting by shareholders of one Fund will have no effect on any other Fund.
--------------------------------------------------------------------------------
PROPOSAL     AFFECTED FUND(S)  CLASS(ES) OF SHARES OF SUCH FUND ENTITLED TO VOTE
--------    -----------------  -------------------------------------------------
1           All Funds          Common and Preferred Shares
2           All Funds          Common and Preferred Shares
--------------------------------------------------------------------------------

    With respect to Proposal 1, each of the Common Shares and the Preferred Shares of Premium Dividend I, Premium Dividend II, Select Dividend, Global Dividend and Preferred Dividend is entitled to one vote for the election of their respective nominees for election as Trustees of their respective Fund. With respect to Proposal 2, each of the Common Shares and the Preferred Shares, voting together as a single class, of each Fund is entitled to one vote for the ratification of the selection of independent public accountants.

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES
               (Common Shares and Preferred Shares of each Fund).

GENERAL
    Each Fund's Board of Trustees consists of thirteen members. Under each Fund's Declaration of Trust, By-Laws and the Investment Company Act of 1940, as amended (the "Investment Company Act"), holders of the Preferred Shares are entitled to elect two Trustees and holders of the Common Shares are entitled to elect eleven Trustees, except in certain circumstances. Ms. McCarter and Messrs. Cameron, Carlin, Cunningham, Fretz, Toolan, Ladner, Linbeck, Boudreau, Smith and Pruchansky have been designated as subject to election by holders of the Common Shares of each Fund. Messrs. Hiser and Scipione have been designated as subject to election by holders of the Preferred Shares of each Fund.

    Each Board of Trustees is divided into three staggered-term classes. Two such classes contain four Trustees each and the third class contains five Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act and the Funds' By-Laws which permit the holders of the Preferred Shares to elect the minimum number of additional Trustees which, combined with the two Trustees elected by the holders of the Preferred Shares, would give them a majority of the Trustees if at any time the dividends on the Preferred Shares shall be unpaid in an amount equal to two full years' dividends and would permit the holders of the Preferred Shares to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for.

    Each of the nominees for each Fund is currently serving as a Trustee of all of the Funds. Each of the nominees and Trustees has served on the Board of Trustees of the Funds since John Hancock Advisers, Inc. became the Funds' investment adviser in May, 1992 or since the Fund's inception (whichever was later), except that Messrs. Toolan, Cameron, Cunningham and Linbeck have served on the Board of Trustees of each Fund since June 1992, June 1993, December 1994 and December 1994, respectively. Premium Dividend I was organized in 1988; Premium Dividend II was organized in 1989; Select Dividend was organized in 1990; Global Dividend was organized in 1992; and Preferred Dividend was organized in 1993.

    A shareholder using the enclosed form of proxy may authorize the proxies to vote for the nominees representing his or her shares or may withhold from the proxies authority to vote for the nominees representing his or her shares. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Funds' Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute nominee.

PROPOSAL 1 (PREMIUM DIVIDEND I, PREMIUM DIVIDEND II, SELECT DIVIDEND, GLOBAL DIVIDEND AND PREFERRED DIVIDEND)
    For each of Premium Dividend I, Premium Dividend II, Select Dividend, Global Dividend and Preferred Dividend, the terms of Messrs. Carlin, Cunningham, Fretz, Hiser, and Toolan expire at the 1996 Annual Meeting of the Funds and they are therefore the current nominees for election; the terms of Ms. McCarter and Messrs. Ladner, Linbeck and Scipione expire at the 1997 Annual Meeting; and the terms of Messrs. Boudreau, Smith, Pruchansky and Cameron expire at the 1998 Annual Meeting. The table below lists the nominees for election as Trustees of the Funds, including their principal occupations for the past five years and other directorships held. The table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 1997 and 1998, respectively.

VOTE REQUIRED FOR PROPOSAL 1
    The vote of a plurality of the votes cast by the Common Shares and Preferred Shares, voting as separate classes, of a Fund is sufficient to elect the Common Shares' and Preferred Shares' respective nominees of that Fund.

                                                                                                 COMMON SHARES OWNED
                                                                                               BENEFICIALLY, DIRECTLY
NAME (AGE), AND POSITION         PRINCIPAL OCCUPATION                                            OR INDIRECTLY, ON
     WITH THE FUNDS           DURING THE PAST FIVE YEARS                                       JANUARY 10, 1996(1)(2)
------------------------      --------------------------                                     -------------------------
                                             NOMINEES FOR ELECTION
                                             TERM TO EXPIRE IN 1999
James F. Carlin             Chairman and Chief Executive Officer, Carlin Consolidated, Inc.             2,363 (A)\4/
(Age 55)                    (insurance); Chairman, Massachusetts Board of Higher Education              1,200 (B)
Trustee                     (since 1995); Trustee, Massachusetts Health and Education Tax-              1,100 (C)
                            Exempt Trust; Director, Arbella Mutual Insurance Company                      100 (D)
                            (Insurance Company); Receiver, the City of Chelsea, Massachusetts             100 (E)
                            (until August 1992); and Trustee of 32 investment companies managed by John Hancock Advisers, Inc. (the "Adviser")

William H. Cunningham       Chancellor, University of Texas System and former President, the              --  (A)
(Age 52)                    University of Texas, Austin, Texas; Regents Chair for Free                    --  (B)
Trustee                     Enterprise; Professor of Marketing and Dean College of Business               --  (C)
                            Administration/Graduate School of Business (1983-1985); Centennial            --  (D)
                            Chair in Business Education Leadership, (1983-1985); Director,                --  (E)
                            LaQuinta Motor Inns, Inc. (hotel management company); Director,
                            Jefferson-Pilot Corporation (diversified life insurance company);
                            Director, Freeport-McMoran Inc. (oil and gas company); Director,
                            Barton Creek Properties, Inc. (1988-1990) (real estate
                            development) and LBJ Foundation Board (education foundation);
                            Advisory Director, Texas Commerce Bank-Austin; and Trustee of 30
                            investment companies managed by the Adviser (since 1994)

Charles F. Fretz            Consultant, self-employed; Vice President and Director, Towers,               100 (A)
(Age 67)                    Perrin, Foster & Crosby, Inc. (international management                       100 (B)
Trustee                     consultants) (until 1985); and Trustee of 32 investment companies             100 (C)
                            managed by the Adviser                                                        100 (D)
                                                                                                          --  (E)

Harold R. Hiser, Jr. (3)    Executive Vice President of Schering Plough Corporation                     2,878 (A)
(Age 64)                    (pharmaceuticals) (retired 1995); and Trustee of 32 investment                --  (B)
Trustee                     companies managed by the Adviser                                              --  (C)
                                                                                                          --  (D)
                                                                                                          --  (E)

John P. Toolan              Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax              100 (A)
(Age 65)                    Free Money Fund, Inc., Vantage Money Market Funds (mutual funds),             100 (B)
Trustee                     The Inefficient-Market Fund, Inc. (closed-end investment company)             --  (C)
                            and Smith Barney Trust Company of Florida; Chairman, Smith Barney             100 (D)
                            Trust Company (retired December, 1991); Director, Smith Barney,               --  (E)
                            Inc., Mutual Management Company and Smith Barney Advisers, Inc.
                            (investment advisers) (until December 1991); and Trustee of 32 investment companies managed by the Adviser

                                                                                                  COMMON SHARES OWNED
                                                                                                BENEFICIALLY, DIRECTLY
NAME (AGE), AND POSITION                          PRINCIPAL OCCUPATION                            OR INDIRECTLY, ON
     WITH THE FUNDS                             DURING THE PAST FIVE YEARS                      JANUARY 10, 1996(1)(2)
------------------------                         --------------------------                   -------------------------

                                               TERM TO EXPIRE IN 1997

Charles L. Ladner           Senior Vice President and Chief Financial Officer, UGI Corp.                  217 (A)
(Age 57)                    (public utility holding company); Director, Energy North Inc.                 200 (B)
Trustee                     (public utility holding company) (until 1992); and Trustee of 32              200 (C)
                            investment companies managed by the Adviser                                   235 (D)
                                                                                                          200 (E)

Leo E. Linbeck, Jr.         Chairman, President, Chief Executive Officer and Director, Linbeck            --  (A)
(Age 61)                    Corporation (a holding company engaged in various phases of the               --  (B)
Trustee                     construction industry and warehousing interests); Chairman of the             --  (C)
                            Board and Chief Executive Officer, Linbeck Construction                       --  (D)
                            Corporation; Chairman and Director, Federal Reserve Bank of                   --  (E)
                            Dallas; Director, Panhandle Eastern Corporation (a diversified energy company), Daniel Industries, Inc. (manufacturer of gas measuring products and energy related equipment), Geo Quest
                            International, Inc. (a geophysical consulting firm) and Greater
                            Houston Partnership; and Trustee of 30 investment companies managed by the Adviser (since 1994)

Patricia P. McCarter        Director and Secretary, the McCarter Corp. (machine manufacturer);            450 (A)
(Age 67)                    and Trustee of 32 investment companies managed by the Adviser                 100 (B)
Trustee                                                                                                    70 (C)
                                                                                                          330 (D)
                                                                                                           80 (E)

*Richard S. Scipione(3)     General Counsel, John Hancock Mutual Life Insurance Company (the              --  (A)
(Age 58)                    "Insurance Company"); Director, the Adviser, John Hancock Investor            --  (B)
Trustee                     Services Corporation ("Investor Services"), John Hancock Funds,               --  (C)
                            Inc. ("John Hancock Funds"), John Hancock Distributors, Inc., John            --  (D)
                            Hancock Subsidiaries, Inc., John Hancock Property and Casualty                --  (E)
                            Insurance and its affiliates (until November 1993), Sovereign
                            Asset Management Corporation ("SAMCorp") and NM Capital
                            Management, Inc. ("NM Capital"); Trustee, The Berkeley Financial
                            Group ("Berkeley Group"); Director, JH Networking Insurance
                            Agency, Inc.; and Trustee of 35 investment companies managed by the Adviser

                                                  TERM TO EXPIRE IN 1998

*Edward J. Boudreau, Jr.    Chairman and Chief Executive Officer of the Adviser and the                   100 (A)
(Age 51)                    Berkeley Group; Chairman and Managing Director, John Hancock                  100 (B)
Chairman                    Advisers International Limited ("Advisers International");                    100 (C)
                            Chairman of NM Capital, John Hancock Funds, Investor Services,                100 (D)
                            First Signature Bank & Trust Company and SAMCorp; Director, John              100 (E)
                            Hancock Freedom Securities Corp. and John Hancock Capital Corp.,
                            New England/Canada Business Council; Member, Investment Company
                            Institute Board of Governors; Director, Asia Strategic Growth
                            Fund, Inc.; Trustee, Museum of Science; President, the Adviser
                            (until July 1992); Chairman, John Hancock Distributors, Inc.
                            (until April 1994); and Trustee and Chairman of 61 investment companies managed by the Adviser

*Thomas W.L. Cameron        Senior Vice President, Interstate/Johnson Lane, Investment                  1,000 (A)
(Age 68)                    Brokerage; and Trustee of 21 investment companies managed by the            1,000 (B)
Trustee                     Adviser                                                                     1,000 (C)
                                                                                                        1,000 (D)
                                                                                                        1,000 (E)

Steven R. Pruchansky        Director and Treasurer, Mast Holding, Inc.; Director, First                   116 (A)
(Age 51)                    Signature Bank & Trust Company (until August 1991); Trustee, Mast             100 (B)
Trustee                     Realty Trust; President, Maxwell Building Corp. (until 1991); and             100 (C)
                            Trustee of 32 investment companies managed by the Adviser                     425 (D)\5/
                                                                                                          425 (E)\6/

Norman H. Smith             Lieutenant General, USMC; Deputy Chief of Staff for Manpower and              209 (A)
(Age 62)                    Reserve Affairs, Headquarters Marine Corps.; Commanding General,              341 (B)
Trustee                     III Marine Expeditionary Force/3d Marine Division (retired 1991);             229 (C)
                            and Trustee of 32 investment companies managed by the Adviser                 520 (D)
                                                                                                          183 (E)

All Trustees and executive                                                                              7,533 (A)
officers of the Funds as a                                                                              3,241 (B)
group                                                                                                   2,899 (C)
                                                                                                        2,910 (D)
                                                                                                        2,088 (E)
------------
(A)Premium Dividend I
(B)Premium Dividend II
(C)Select Dividend
(D)Global Dividend
(E)Preferred Dividend

*  "Interested Person," as defined in the Investment Company Act, of the Funds and the Adviser.
(1)The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees.
   Except as otherwise noted, each Trustee has all voting and investment powers with respect to the shares indicated.
(2)None of the Trustees beneficially owned individually, and the Trustees and executive officers of the Funds as a group did not beneficially own, in excess of one percent of the outstanding Common Shares of any Fund. None of the Trustees or executive officers of the Funds beneficially owned any of the Preferred Shares of any Fund as of January 10, 1996.
(3)Trustee representing the holders of the Preferred Shares.
(4)Includes 100 common shares of Premium Dividend I held by Mr. Carlin's spouse, and 2,163 common shares held by
   Carlin Consolidated, Inc.
(5)Includes 125 common shares of Global Dividend held by Mr. Pruchansky's spouse.
(6)Includes 150 common shares of Preferred Dividend held by Mr. Pruchansky's spouse.

    Each Board of Trustees held four meetings during their Fund's 1995 fiscal year. No Trustee of any Fund, with the exception of Mr. Scipione, with respect to Premium Dividend I and Premium Dividend II, attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Fund and
(2) the total number of meetings held by all committees of the Trustees on which he or she served during the period in which he or she served in such capacity. The Funds hold joint meetings of the Trustees and all committees.

    Each Fund has an Audit Committee of the Trustees. The Committee members are Ms. McCarter and Messrs. Fretz, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. None of the members of the Audit Committee are "interested persons" as defined in the Investment Company Act ("Independent Trustees"). Each Audit Committee held four meetings during its respective Fund's 1995 fiscal year.

    The functions performed by the Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Funds from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Funds' officers or Trustees, a resolution of any potential or actual conflict of interest; and to facilitate communication between the firm and the Funds' officers and Trustees.

    Each Fund has a special Nominating Committee of the Trustees known as the Committee on Administration. The Committee members are Ms. McCarter and Messrs. Fretz, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. All of the members of the Committee on Administration are Independent Trustees. Each Committee on Administration held four meetings during its respective Fund's 1995 fiscal year.

    Included among the functions of the Committee on Administration is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons" as defined in the Investment Company Act. The Committee on Administration also coordinates with Trustees who are interested persons in the selection and election of Fund officers and will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

    During the Funds' 1995 fiscal year, reports required by Section 16 of the Securities Exchange Act of 1934 were filed disclosing no transactions for the following officers or directors of the Adviser or Trustees of the Funds on the respective dates indicated: William H. Cunningham, January 20, 1995; Lawrence J. Daly, October 11, 1994; William C. Fletcher, April 13, 1995; Anthony A. Goodchild, October 11, 1994; Leo E. Linbeck, Jr., January 25, 1995; and Henry E. Smith, September 29, 1995.

EXECUTIVE OFFICERS
    In addition to the Chairman (Mr. Boudreau), the table below lists each Fund's executive officers. The officers of Global Dividend and Preferred Dividend first became officers of such Funds on July 24, 1992 and May 21, 1993 (inception). The officers of Premium Dividend I, Premium Dividend II and Select Dividend first became officers of such Funds on May 6, 1992, the date of the consummation of Stock Purchase Transaction between John Hancock Advisers, Inc. and Patriot Group, Inc., these Funds' previous investment adviser.

NAME (AGE) AND POSITION                                          PRINCIPAL OCCUPATION
     WITH THE FUNDS                                           DURING THE PAST FIVE YEARS
-----------------------       ---------------------------------------------------------------------------------------------------

Robert G. Freedman            Vice Chairman and Chief Investment Officer, the Adviser and
(Age 57)                      certain of the John Hancock funds; Director, the Adviser, Investor
Vice Chairman                 Services and John Hancock Funds; Senior Vice  President, Berkeley
                              Group; Director, Advisers International, SAMCorp and NM Capital.

Andrew F. St. Pierre          President, John Hancock closed-end funds; Senior Vice President, the Adviser and John
(Age 35)                      Hancock open-end funds; formerly Portfolio Manager, Harvard Management Corp. (until
President                     October 1991).

Anne C. Hodsdon               President, the Adviser and John Hancock open-end funds and Executive Vice President, John
(Age 42)                      Hancock closed-end funds.
Executive Vice President

James B. Little               Senior Vice President and Chief Financial Officer, each of the John Hancock funds; Senior
(Age 60)                      Vice President, the Adviser, Investor Services, John Hancock Funds and Berkeley Group;
Senior Vice President and     Chief Financial Officer, the Adviser (until January, 1993).
Chief Financial Officer

Thomas H. Drohan              Senior Vice President and Secretary, the Adviser, Berkeley Group and each of the John
(Age 59)                      Hancock funds; Senior Vice President, Investor Services and John Hancock Funds; Director,
Senior Vice President and     Advisers International; and Secretary, NM Capital.
Secretary

John A. Morin                 Vice President, the Adviser, Investor Services and John Hancock Funds; Vice President and
(Age 45)                      Compliance Officer, certain of the John Hancock funds; Counsel, John Hancock Mutual Life
Vice President and            Insurance Company; Vice President and Assistant Secretary, Berkeley Group.
Compliance Officer

James J. Stokowski            Vice President, the Adviser; Vice President and Treasurer, each of the John Hancock
(Age 49)                      funds.
Vice President and Treasurer

REMUNERATION OF TRUSTEES AND OFFICERS
    The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund complex to the Independent Trustees for their services for each Fund's most recently completed fiscal year. The three non-Independent Trustees, Messrs. Boudreau, Scipione and Cameron, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services.

                                                                                          PENSION OR
                                          AGGREGATE COMPENSATION                          RETIREMENT        TOTAL COMPENSATION
                       -------------------------------------------------------------   BENEFITS ACCRUED       FROM ALL FUNDS
                         PREMIUM        PREMIUM      SELECT     GLOBAL    PREFERRED     AS PART OF EACH    IN JOHN HANCOCK FUND
INDEPENDENT TRUSTEE     DIVIDEND I    DIVIDEND II   DIVIDEND   DIVIDEND    DIVIDEND     FUND'S EXPENSES    COMPLEX TO TRUSTEES\1/
-------------------     ----------    -----------   --------   --------   ---------    ----------------    ----------------------

James F. Carlin            $ 2,457        $ 3,271    $ 2,640    $ 2,114     $ 1,818         $     0              $ 60,700
William H. Cunningham          551            734        402        322         278               0                69,700
Charles F. Fretz             3,491          4,644      3,582      2,869       2,463               0                56,200
Harold R. Hiser, Jr.         3,855          5,130      3,854      3,087       2,650          17,306                60,200
Charles L. Ladner            2,103          2,799      2,380      1,905       1,638               0                60,700
Leo E. Linbeck, Jr.            551            734        402        322         278               0                72,700
Patricial P. McCarter        2,103          2,799      2,380      1,905       1,638               0                60,700
Steven R. Pruchansky         2,169          2,886      2,450      1,961       1,687               0                62,700
Norman H. Smith              2,169          2,886      2,450      1,961       1,687               0                62,700
John P. Toolan               2,103          2,799      2,380      1,906       1,638           8,867                60,700
                            ------         ------     ------     ------      ------         ------                -------
        Totals             $21,552        $28,682    $22,920    $18,352     $15,775         $26,173              $627,000
------------
\1/ The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is $627,000 as of the
    calendar year ended December 31, 1995. All the Independent Trustees except Messrs. Cunningham and Linbeck are Trustees of 32 funds in the John Hancock Fund Complex. Messrs. Cunningham and Linbeck are Trustees of 30 funds.

                                  PROPOSAL 2
       RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

              (Common Shares and Preferred Shares of each Fund)

    The Trustees of each Fund, including a majority of the Independent Trustees, have selected Arthur Andersen, LLP to act as independent public accountants for the Funds for each Fund's 1996 fiscal year. The Funds' current fiscal year ends are: Premium Dividend I - September 30, 1996; Premium Dividend II - October 31, 1996; Select Dividend - June 30, 1996; Global Dividend - July 31, 1996; and Preferred Dividend - May 31, 1996.

    Arthur Andersen, LLP has advised the Funds that it has no direct or indirect financial interest in any of the Funds. This selection is subject to the ratification by the shareholders of the Funds at the Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for, against, or abstain from, ratifying that selection. A representative of Arthur Andersen, LLP is expected to be present at the Meeting and will be available to respond to appropriate questions relating to the examination of the Funds' financial statements.

    The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Arthur Andersen, LLP as independent public accountants of the Funds.

VOTE REQUIRED TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
    The approval of a "majority" (as described below) of the Common Shares and the Preferred Shares, voting as a single class, of each Fund is required to ratify the selection of Arthur Andersen LLP as such Fund's independent public accountants for that Fund's 1996 fiscal year.

                                MISCELLANEOUS
SHAREHOLDER PROPOSALS
    Proposals of shareholders intended to be presented at a Fund's annual meeting to be held in 1997 must be received by the Fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than November 7, 1996 for inclusion in that Fund's proxy statement and form of proxy relating to that meeting.

VOTING; QUORUM; ADJOURNMENT
    The affirmative vote of the holders of a plurality of the shares of a particular class of a Fund present in person or represented by proxy at the Meeting, assuming a majority of the outstanding shares of that class is present, is required to elect the nominees representing the Common Shares or Preferred Shares, as the case may be. The adoption by the shareholders of a Fund of Proposal 2 requires the affirmative vote of a majority of the shares which is defined as the lesser of: (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Common Shares and the Preferred Shares of that Fund, voting together as a single class, are present or represented by proxy; or (ii) more than 50% of the outstanding Common Shares and the Preferred Shares of the Fund, voting together as a single class.

    For each Fund, Common Shares and Preferred Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

    Although both of the proposals in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote as to either proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

    In the event that at the time any session of the Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn such Meeting to a later date. In the event that a quorum is present at any Meeting but sufficient votes in favor of Proposal 2 and FOR the nominees set forth in Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to such proposal. Any adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such adjournment and will vote those proxies required to be voted against any such proposal against such adjournment. With respect to any Fund's Meeting, a shareholder vote may be taken on one or both of the proposals prior to such adjournment if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

EXPENSES AND METHODS OF SOLICITATION
    The costs of the Meeting, including the solicitation of proxies, will be paid by the Funds. Persons holding shares as nominees will be reimbursed by the relevant Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the Funds or of the Funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston Massachusetts 02199-7603, serves as each Fund's investment adviser and serves as the administrator of Premium Dividend I, Premium Dividend II, Select Dividend and Preferred Dividend. John Hancock Advisers International Limited, 34 Dover Street, London, England, serves as Global Dividend's investment subadviser. Advantage Advisers, Inc., Oppenheimer Tower, World Financial Center, New York, New York, serves as Preferred Dividend's investment subadviser. Mitchell Hutchins Asset Management, Inc., 1285 Avenue of the Americas, New York, New York, serves as Global Dividend's administrator. The firm Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a cost of approximately $21,500.

OTHER MATTERS
    The management of the Funds knows of no business to be brought before the Meeting except as mentioned above. If, however, any other matters were properly to come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

    The Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of all the Funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the Funds have determined that the use of this joint Proxy Statement for the Meeting is in the best interest of each Fund's shareholders. In the event that any shareholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her particular Fund's Meeting to a time immediately after the Meeting so that his particular Fund's Meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on both of the Proposals relating to their Fund, and an unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of that Fund.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                          JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                          JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND


DATED: JANUARY 26, 1996

                                                                     P R O X Y

                JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II

    The undersigned holder of Dutch Auction Rate Transferable Securities of beneficial interest ("Preferred Shares") of John Hancock Patriot Premium Dividend Fund II (the "Fund") hereby constitutes and appoints Edward J. Boudreau, Jr., Thomas H. Drohan and John A. Morin, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 7, 1996 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Boston time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

ITEM 1: To elect Harold R. Hiser, Jr. to serve as Trustee of the Fund.

[ ] FOR the nominee named above   [ ] VOTE WITHHELD for the nominee named above.


ITEM 2: To ratify the selection of Arthur Andersen LLP as independent public accountants.

[ ] FOR                           [ ] AGAINST                       [ ] ABSTAIN

    Specify desired action by check marks in the appropriate spaces. This Proxy will be voted as specified. If no specification is made, the Proxy will be voted for the nominees named in the Proxy Statement and in favor of Item 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

                        PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                        Date ------------------------------------------- ,1996

                        --------------------------------------------------------

                        --------------------------------------------------------
                                    Signature(s) of Shareholder(s)

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                                                                    P2PXC 1/96

                                    P R O X Y
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II

The undersigned holder of common shares of beneficial interest ("Common Shares") of John Hancock Patriot Premium Dividend Fund II (the "Fund") hereby constitutes and appoints Edward J. Boudreau, Jr., Thomas H. Drohan and John A. Morin, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 7, 1996 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 A.M., Boston Time, and at any and all adjournments thereof, in respect of all Common Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.


  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please complete, sign, date and return this Proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

---------------------------------------    ------------------------------------

---------------------------------------    ------------------------------------

---------------------------------------    ------------------------------------

__X_ PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                                                     With-    For all
                                             For     Hold     Except                                        For    Against   Abstain
                                                                        2.) To ratify the selection of
1.)   To elect the following nominees                                       Arthur Andersen, LLP as Indep-
        to serve as Trustees of the Fund.     ____    ____     ____         endent public accountants.      ____    ____      ____

         James F. Carlin, William H. Cunningham,
         Charles F. Fretz, and John P. Toolan

If you do not wish your shares voted "FOR" a particular nominee,
mark the "For All Except" box and strike a line through the                     THIS PROXY IS SOLICITED BY THE
nominee(s) name.  Your shares will be voted for the remaining                   BOARD OF TRUSTEES
nominee(s).

                                                                         Specify desired action by check marks in the
                                                                         appropriate spaces. If no specification is made, this
                                                                         Proxy will be voted for the nominees named in the Proxy
                                                                         Statement and in favor of Item 2. The persons named as
                                                                         proxies have discretionary authority, which they intend
                                                                         to exercise in favor of the proposals referred to and
                                                                         according to their best judgment as to the other
                                                                         matters which may properly come before the meeting.


Please be sure to sign and date this Proxy.          Date                       Mark box at right if address change has
                                                                                been noted on the reverse side of this card. _____

Shareholder sign here                                Co-owner sign here         RECORD DATE SHARES: